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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2007


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

       000-24743                                                 31-1455913
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year.

     On February 25, 2007, the Board of Directors of Buffalo Wild Wings, Inc. approved the amendment and restatement of Article 6 of the Company's Bylaws to expressly permit uncertificated shares. This amendment to the Bylaws was approved to comply with the requirements recently adopted by The Nasdaq Stock Market. The Restated Bylaws, as amended, are attached hereto as Exhibit 3.1.


Item 9.01 Financial Statements and Exhibits.

          (a)  Financial statements: None.

          (b)  Pro forma financial information: None.

          (c)  Shell company transactions: None.

          (d)  Exhibits:

               3.1  Restated Bylaws, as Amended

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2007

                                     BUFFALO WILD WINGS, INC.


                                     By /s/ James M. Schmidt
                                        ----------------------------------------
                                        James M. Schmidt, Senior Vice President,
                                        General Counsel and Secretary

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
February 25, 2007                                                      000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.                ITEM

   3.1                     Restated Bylaws, as amended